EXHIBIT 10.21


                 AMENDMENT TO PURCHASE AND DEVELOPMENT AGREEMENT

         The AGREEMENT ("Agreement") made as of the 16th day of February 2004 and amended the 21st day of April, 2004, by and between Melling Consultancy Design (MCD), a sole proprietorship operating under the laws of the United Kingdom, and Viper Motorcycle Company (the "Company") is hereby changed by this Amendment this 27th day of July, 2004.

         WHEREAS, the Agreement shall be modified as follows:

         No. 2 Melling Property Purchase, the $157,500 payment shall be due the earlier of (i) September 24, 2004 or (ii) within ten days of the effective date of the Company's pending IPO.

All other terms and conditions of the Agreement shall remain in full force.

                                          IN WITNESS OF, the parties hereto have
                                          executed this amendment to the
                                          Agreement as of the day and year first
                                          above written.



Melling Consultancy Design                Viper Motorcycle Company
Al Melling




/s/ AL MELLING                            /s/ JOHN LAI
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